                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 2003

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                    DELAWARE                                 333-89080                     13-3692801
(STATE OR OTHER JURISDICTION OF INCORPORATION OR       (COMMISSION FILE NUMBER)    (IRS EMPLOYER IDENTIFICATION
                 ORGANIZATION)                                                               NUMBER)

388 GREENWICH STREET, NEW YORK, NEW YORK                                                     10013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                   (ZIP CODE)
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REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 816-7496
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Item 1.     Changes in Control of Registrant.

            NOT APPLICABLE.

Item 2.     Acquisition or Disposition of Assets.

            NOT APPLICABLE.

Item 3.     Bankruptcy or Receivership.

            NOT APPLICABLE.

Item 4.     Changes in Registrant's Certifying Accountant.

            NOT APPLICABLE.

Item 5.     Other Events.

            DOCUMENTS INCORPORATED BY REFERENCE.

            The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26,
            2003, March 31, 2003, April 21, 2003 and July 18, 2003 as such
            Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-89080) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Minimum Return Asset Backed Certificates Trust Series Nasdaq 2003-13, and shall be deemed to be part hereof and thereof.

Item 6.     Resignations of Registrant's Directors.

            NOT APPLICABLE.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  NOT APPLICABLE.

            (b)  NOT APPLICABLE.

            (c)  EXHIBITS.

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
Item 601(a) of Regulation S-K


Exhibit No.                                          Description
-----------                                          -----------
 (EX-23)                                             Consent of KPMG LLP, independent
                                                     auditors of Ambac Assurance
                                                     Corporation and subsidiaries in
                                                     connection with TIERS(R)
                                                     Principal-Protected Minimum Return
                                                     Asset Backed Certificates Trust
                                                     Series Nasdaq 2003-13
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
                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated July 28, 2003
                                          STRUCTURED PRODUCTS CORP.


                                        By:     /s/ John Dickey
                                              -------------------
                                              Authorized Signatory
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EXHIBIT INDEX


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
Exhibit No.      Description                                                           Paper (P) or Electronic (E)
-----------      -----------                                                           ---------------------------

(EX-23)          Consent of KPMG LLP, independent auditors of Ambac Assurance          E
                 Corporation and subsidiaries in connection with TIERS(R)
                 Principal-Protected Minimum Return Asset Backed Certificates
                 Trust Series Nasdaq 2003-13
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